UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1140 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image, Inc. (the “Registrant”) with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On February 5, 2015, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2014, a copy of which is attached hereto as Exhibit 99.01. Due to the pending acquisition of the Registrant by Lattice Semiconductor Corporation, as disclosed by the Registrant in its Current Report on Form 8-K dated January 27, 2015, the Registrant will not provide guidance for the first quarter 2015 and has canceled its customary earnings conference call. A supplemental financial information worksheet is available on the Registrant’s website.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.01	Press release dated February 5, 2015 announcing the Registrant’s financial results for the quarter ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015	SILICON IMAGE, INC.

	By:	/s/ Raymond Cook
Raymond Cook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated February 5, 2015 announcing the Registrant’s financial results for the quarter ended December 31, 2014.